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                                    EXHIBIT B

               Agreement Relating to Joint Filing of Schedule 13D

         The undersigned hereby agree that a joint statement on Schedule 13D be filed on behalf of all of the undersigned with respect to the securities of Chaparral Resources, Inc.

Date: April 6, 2001                    WHITTIER VENTURES LLC


                                       By: /s/ DAVID A. DAHL
                                          --------------------------------------
                                          David A. Dahl
                                          President

Date: April 6, 2001                    WHITTIER ENERGY COMPANY


                                       By: /s/ DAVID A. DAHL
                                          --------------------------------------
                                          David A. Dahl
                                          President

Date: April 6, 2001                    WHITTIER OPPORTUNITY FUND I LLC
                                       By WHITTIER VENTURES LLC, its Manager


                                       By: /s/ JAMES A. JEFFS
                                          --------------------------------------
                                          James A. Jeffs
                                          Vice President


Date: April 6, 2001                    JAMES A. JEFFS


                                       /s/ JAMES A. JEFFS
                                       -----------------------------------------


Date: April 6, 2001                    DAVID A. DAHL


                                       /s/ DAVID A. DAHL
                                       -----------------------------------------


Date: April 6, 2001                    WHITTIER TRUST COMPANY


                                       By: /s/ STEVEN A. ANDERSON
                                          --------------------------------------
                                          Steven A. Anderson
                                          Executive Vice President